Assets Held For Sale	12 Months Ended
Dec. 31, 2021
Assets Held For Sale
Assets Held For Sale

8. Assets Held For Sale

The following table summarizes the Company’s Assets held for sale by asset class as of December 31, 2021 and 2020 (dollars in thousands):

	December 31, 2021	December 31, 2020
Equipment not in use	$11,163	$—
Mine equipment	125	—
Materials and supplies	270	—
Total	$11,558	$—

The Assets held for sale are being marketed for sale and the Company has received interest from potential purchasers. It is the Company’s intention to complete the sales of these assets within the upcoming year. During the year ended December 31, 2021, the Company determined that the carrying value of its Assets held for sale was higher than the estimated fair value and, as a result, the Company recorded an impairment charge of $1.8 million related to the difference between the carrying value of its Assets held for sale and the estimated fair value .